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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 15, 2000
                                                    ----------------------------

                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-29739                11-3239091
--------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)          Identification No.)

575 Eighth Avenue, 11th Floor, New York, New York                  10018
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                   -----------------------------

                                 Not applicable.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 2:  Acquisition or Disposition of Assets

         On September 15, 2000, Register.com, Inc. ("Register.com") completed the acquisition of all of the outstanding shares of common stock of Afternic.com, Inc., a New York corporation ("Afternic"), pursuant to an Agreement and Plan of Merger dated as of September 15, 2000, by and among Register.com, RCOM Acquisition Corp. II, a Delaware corporation and wholly owned subsidiary of Register.com ("Merger Sub"), Afternic, eXtraActive Incorporated and the stockholders of Afternic identified on Schedule 1 thereto (the "Merger Agreement"). Afternic merged with and into Merger Sub and is now a wholly owned subsidiary of Register.com. The stockholders of Afternic consisted of Jon Whelan, Chris Maroney, Thomas Whelan and David Sampson.

         The aggregate consideration in the acquisition was $10,000,000 in cash and 4,380,000 shares of Register.com's common stock, a portion of which consideration was used to satisfy existing Afternic obligations. The terms of the transaction were determined through arm's-length negotiations between Register.com and Afternic. The transaction is intended to qualify as a tax-free reorganization and to be accounted for as a purchase. Register.com used proceeds from its initial public offering to consummate the transaction.

         The Merger Agreement is filed as Exhibit 2.1 to this report. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement. A press release dated September 15, 2000 announcing the transaction and Register.com's intended plans for Afternic is incorporated by reference and is attached as Exhibit 99.1 to this report.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of business acquired.

                  To be filed by amendment.

         (b)      Pro forma financial statements.

                  To be filed by amendment.

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         (c)      Exhibits

         2.1 Agreement and Plan of Merger and Reorganization, dated as of September 15, 2000, by and among Register.com, Inc., RCOM Acquisition Corp. II, Afternic.com, Inc., eXtraActive Incorporated and the Stockholders of Afternic.com, Inc. identified on Schedule 1 thereto.

         4.3.3    Registration Rights Agreement dated September 15, 2000.

         99.1     Press Release dated September 15, 2000.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Register.com has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 REGISTER.COM, INC.
                                    -------------------------------------------
                                                    (Registrant)

  September 29, 2000                             /s/ Jack S. Levy
-----------------------             -------------------------------------------
          Date                      Jack S. Levy, General Counsel and Secretary